SCHEDULE 14C
(Rule 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)
☐	Definitive Information Statement

ARDMORE HOLDING CORPORATION (Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ARDMORE HOLDING CORPORATION,
9 Xing Guang Road, Zhong Bei Industrial Park
Xi Qing District, Tianjin, China 300384

July _, 2008

To our Stockholders:

We are furnishing the attached Information Statement to the holders of shares of common stock, par value $.001 per share, of Ardmore Holding Corporation, a Delaware corporation. The purpose of the Information Statement is to notify our stockholders that on July __, 2008, we received written consent from stockholders representing a majority of our shares of common stock taking action to adopt:

1. an Amended and Restated Certificate of Incorporation (the “New Certificate”); and

2. Amended and Restated By-laws (the “New By-laws”).

The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by the holders of not less than the minimum number of votes that would be necessary to authorize the foregoing actions at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. The Board of Directors is not soliciting your proxy in connection with the adoption of the New Certificate and the New By-laws. The adoption of the New Certificate and the New By-laws will not become effective before the date which is 20 days after this Information Statement is first mailed to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the holders of a majority of the outstanding shares of our common stock.

The Information Statement is being mailed on or about July __, 2008 to stockholders of record as of July__, 2008, the record date for determining our stockholders entitled to notice of these corporate actions.

July 23, 2008  Sincerely,

/s/ Li Liu
Li Liu
Chairman of the Board, President
and Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ARDMORE HOLDING CORPORATION
9 Xing Guang Road, Zhong Bei Industrial Park
Xi Qing District, Tianjin, China 300384
Telephone: 86 22 2798 4033

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER
July__, 2008
---------------------------------------------------------
No Vote or Other Action of Ardmore ’s Stockholders is
Required in Connection with this Information Statement.

We Are Not Asking You for a Proxy and You are not Requested to send Us a Proxy.
--------------------------------------------------------------------------------------

We are sending you this Information Statement to inform you that stockholders of Ardmore holding a majority of our outstanding shares of common stock adopted on July __, 2008, (i) our Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Annex A (the “New Certificate”), and (ii) our Amended and Restated By-laws, in substantially the form attached hereto as Annex B (the “New By-laws”; together with the New Certificate, the “New Charter Documents”). The material amendments to our current certificate of incorporation (the “Current Certificate”) and our current by-laws (the “Current By-laws”; together with the Current Certificate, the “Current Charter Documents”) effected in connection with the adoption of the New Charter Documents are described herein.

The adoption of the New Certificate and the New By-laws will become effective approximately 20 days after the mailing of this Information Statement and after the New Certificate has been filed with the Secretary of State of the State of Delaware. The Board of Directors is not soliciting your proxy in connection with the adoption of the New Certificate or the New By-laws and proxies are not requested from stockholders.

We are distributing this Information Statement in satisfaction of any notice requirements we may have under the Delaware General Corporation Law (the “DGCL”) and as required by the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. No dissenters’ rights under the DGCL are afforded to you as a result of the adoption of the New Certificate or New By-laws, the filing of the New Certificate or the changes effected thereby. We will pay the expenses incurred in connection with the distribution of this Information Statement

Requirements for Amendments to the Current Charter Documents

Under the DGCL and the Current Charter Documents, the adoption of the New Certificate (i.e., the amendment of the Current Certificate) requires the affirmative vote of a majority of the outstanding shares of our common stock and the adoption of the New By-laws (i.e., the amendment of the Current By-laws) requires the approval of a majority our outstanding shares present in person or by proxy at a stockholders meeting.

Section 228 of the DGCL eliminates the need to hold a meeting of stockholders to approve the amendments to the Current Certificate and Current By-laws by providing that, with specified exceptions, our stockholders may take action without a meeting of stockholders, and without prior notice, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Such section further provides that prompt notice of the taking of such action without a meeting shall be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to vote.

In accordance with the DGCL and our Current Charter Documents, the holders of a majority of our outstanding shares of common stock have approved the adoption of the New Certificate and the New By-laws. As a result, no further vote or proxy is required by the stockholders to take such action.

Pursuant to Rule 14c-2 under the Exchange Act, the adoption of the New Certificate and the New By-laws cannot take effect until 20 calendar days after this Information Statement is sent to our stockholders. The New Certificate will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to be on or about August __, 2008, or at least twenty (20) calendar days after the mailing of this Information Statement. The New By-laws will become effective upon the filing of the New Certificate.

No additional action is required by our stockholders in connection with any of these proposals. However, Section 14c of the Exchange Act requires the mailing to our stockholders of the information set forth in this information statement at least 20 days prior to the earliest date on which the corporate actions may be taken.

ADOPTION OF THE NEW CERTIFICATE

The holders of a majority of the outstanding shares of our common stock have approved the adoption of the New Certificate. We believe that the adoption of the New Certificate will make the administration of Ardmore more efficient and flexible and enhance our ability to recruit and retain directors. The New Certificate is annexed hereto as Annex A. Set forth below is a brief description of the reasons for, and the effect of, the amendments to the Current Charter and the adoption of the New Certificate.

Provision Impacted	Current Certificate	New Certificate
Name of corporation	Ardmore Holding Corporation	The New Certificate reflects our new name as “Yayi International, Inc.” We believe that this name change is consistent with our acquisition of our operating business, Tianjin Yayi Industrial Co., Ltd.
Limits on the personal liability of directors for monetary damages for breaches of fiduciary duties.	Does not limit the personal liability of directors for monetary damages.

Eliminates the personal liability of directors for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by law. We believe that the adoption of this limitation will, among other things, enhance our ability to recruit qualified directors. We note that this provision may limit your and our ability to recover monetary damages from our directors if they breach their fiduciary duties.

Directors ability to amend the By-Laws.	Under the DGCL and our Current Charter Documents, only stockholders may amend the By-Laws.
Allows our Board of Directors flexibility to amend the By-Laws from time to time without seeking stockholder approval of such amendments. This new provision may allow the Board of Directors to amend the by-laws in manners that you may disagree with.

Limits on our ability to engage in specified transactions with an Interested Stockholder (i.e., generally, a stockholder holding 15% or more of the shares of a corporation).
Generally, Section 203 of the DGCL requires, with specified exceptions, that certain business transactions between an Interested Stockholder and a qualifying public corporation (i.e., a corporation that is listed on a national securities exchange or that has 2,000 or more stockholders of record) entered into during the three years following the Interested Stockholder achieving such status, be approved by the holders of 66 2/3% of the shares that are not interested in the transaction (the “Super- Majority Approval”). Because we are not a qualifying public corporation, Section 203 is not currently applicable to us and transactions between us and an Interested Stockholder in Ardmore do not require Super-Majority Approval.

Though we currently may engage in transactions with an Interested Stockholder without obtaining Super-Majority approval, we may in the future become a qualifying public corporation and become subject to Section 203. The New Certificate opts out of Section 203; thus, if we become a qualifying public corporation, we would not have to obtain Super-Majority Approval to engage in transactions with an Interested Stockholder. We believe that it is appropriate to opt out of Section 203 because Section 203 may make it more difficult to complete a transaction that may be in the stockholders’ interests. By opting out of Section 203, we may be able to engage in transactions with Interested Stockholders on terms more favorable to the Interested Stockholder than you.

The other principal changes affected by the New Certificate include without limitation:

•  eliminates the reference in the Current Certificate to the corporation’s duration as perpetual inasmuch as a Delaware corporation’s duration is perpetual unless otherwise specifically provided in its certificate of incorporation.

•  eliminates provisions in the Current Certificate providing that contracts or transactions between us and one or more of directors (or any entity in which they have an interest) are not void or voidable solely because of such interest or relationship. This provision has been eliminated because, among other things, it is similar to Section 144 of the DGCL.

•  eliminates the need to use written ballots for the election of directors.

•  eliminates the provision pertaining to the amendment of our certificate of incorporation inasmuch as amendments are governed by the DGCL.

•  provides that the purposes of the corporation are to engage in any lawful act or activities for which corporations may be organized under the DGCL.

•  deletes the provision with respect to the non-availability of preemptive rights - such provision is eliminated because such rights are not granted under the DGCL unless specifically granted in the certificate of incorporation and such rights were not granted in the Current Certificate.

•  includes a mechanism by which we can achieve a binding compromise with a majority of our creditors and stockholders.

•  reserves the right to amend, alter, change or repeal any provision in the New Certificate as permitted by law and states that the rights conferred upon stockholders by the New Certificate is subject to such reservation.

•  eliminates the names of our incorporator and our initial Board of Directors and references to stock splits, reverse stock splits and other similar events because such provisions are no longer applicable and therefore not required.

•  effects administrative and stylistic changes to the numbering and structure of the Current Certificate.

ADOPTION OF THE NEW BY-LAWS

The holders of a majority of our outstanding shares of common stock have approved the adoption of the New By-Laws. We believe that the adoption of the New By-laws will facilitate the administration of Ardmore. The following summary of the changes implemented by the adoption of the New By-Laws is qualified in its entirety by reference to such by-laws which are annexed hereto as Annex B:

•  allows us to change our fiscal year. We intend to change our fiscal year end from December 31 to October 31 so that our fiscal year matches the fiscal year of our principal operating subsidiary.

•  allows us to (i) take action as may be necessary to make our shares eligible for trading via a direct registration system operated by a securities depository, including, without limitation, by authorizing uncertificated or electronic shares, subject to the DGCL and (ii) us to keep our record books open for so long as the securities are authorized for trading on any national securities exchange. Such provisions may facilitate our listing on a national securities exchange.

•  allows the directors to amend the By-Laws by written consent in addition to amending by-laws at a meeting of directors.

•  allows us greater flexibility in determining the number of directors and the manner in which they are elected.

•  specifically authorizes us to maintain insurance for a variety of purposes, including the indemnification of directors.

•  extends the maximum number of days that may elapse between the giving of a notice of a stockholders’ meeting and the date of such meeting from 50 days to 60 days.

•  allows (i) special meetings of the Board of Directors to be called by, among others, one-third of the directors then in office and (ii) specifies the manner and time periods in which notices of such meetings may be given, thereby allowing such meetings to be held on an accelerated basis.

•  specifically provides that our directors and officers are to be fully protected in their good faith reliance on our books and records.

•  expressly permits reliance upon facsimile, e-mails, and electronic signatures of directors and officers,

•  extends to not more than 60 days (from not more than 30 days) the record date for the determination of stockholders entitled, among other things, to vote at a meeting of stockholders.

•  addition of a provision setting time tables for indemnitee demands for payment based upon indemnification prior to the institution of any actions against the corporation for indemnification.

•  authorizes the appointment of additional officers,

•  effects additional administrative and stylistic changes to the numbering and structure of the By-laws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the New Certificate or the New By-laws, which is not shared by all other stockholders, except that all the directors may benefit from the provisions limiting their personal liability for monetary damages for breaches of fiduciary duties.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, with respect to the beneficial ownership of our common stock by each: (i) holder of more than five percent (5%) of the outstanding shares of our common stock; (ii) our officers and directors; and (iii) all our officers and directors as a group. There were 25,000,000 shares of our common stock outstanding at the close of business on July 23, 2008. Unless otherwise indicated, the address of each of the persons or entity is our address, 9 XingGuang Road, ZhongBei Industrial Park, Xi Qing District, Tianjin 300384, China.
Name and Address	Shares Beneficially Owned	Percentage Owned

Li Liu (1)	15,024,725 (4)	60.1%

Feng Shek (1)	15,024,725 (4)	60.1%

Cili Yan (2)	1,000,160	4.0%

Tong Li (3)	0	_

Zhiguan Zhang (3)	0	_

Global Rock Stone Industrial Ltd.	15,024,725	60.1%

All executive officers and directors as a group	16,024,885	64.1%
__________________________________________________
(1) An executive officer and director of Ardmore.
(2) A director of Ardmore.
(3) An executive officer of Ardmore.
(4) Represents shares registered in the name of Global Rock Stone Industrial Ltd. Li Liu, our chief executive officer and Feng Shek, our Vice President, are deemed by virtue of their ownership interests in Global Rock to have beneficial ownership of the shares reported as owned by Global Rock.

Change in Control

On June 6, 2008, we completed our acquisition of an operating company, Tianjin Yayi Industrial Co., Ltd. and a related private placement of units. The units consisted of our Series A Warrants and our 8% convertible notes due December 2009 in aggregate principal amount of $1.3 million. In connection with the acquisition and the related transactions, we issued an aggregate of 24,375,000 shares of our common stock (excluding warrants to acquire common stock). Of the 24,375,000 shares issued, 22,375,000 shares were issued to the stockholders of Charleston Industrial Ltd, the owner of Tianjin Yayi. Of such sum, 15,024,725 shares were issued to Global Rock Stone Industrial Ltd. As a result, Global Rock beneficially owns more than 60% of our common stock. We also issued Tyrant, LLC, which prior to such transactions had owned more than 50% our outstanding shares of common stock, warrants to acquire our common stock and a $250,000 note maturing in August 2008. This note is secured by Global Rock’s pledge to Tryant of 500,000 shares of our common stock. Li Liu, Feng Shek, and Cili Yan, all of whom were affiliated with Tianjin Yayi prior to the acquisition, were named as members of our board of directors and Jeff D. Jenson, Steve Markee and Alex Ferries, our directors prior to the acquisition resigned from their positions with us.

HOUSEHOLDING AND WHERE YOU CAN FIND MORE INFORMATION

The SEC has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process is known as “householding.”

For this Information Statement, a number of brokers with account holders who are the Company’s stockholders will be “householding” this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders. Once you have received notice from your broker or from the Company that either of them will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in “householding” and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request “householding” by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather then through a brokerage account, you should direct your written request directly to the Company at the above address.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained in, or incorporated by reference as an Annex to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than July __, 2008, or such earlier date as is expressly set forth herein.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ARDMORE HOLDING CORPORATION
_____________________________________________

Under Section 245 of the
General Corporation Law of the State of Delaware

Ardmore Holding Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1. The name under which the Corporation was incorporated is Commercial Ventures Ltd. and the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 12, 1986.

2. Pursuant to Sections 242 and 245 of the DGCL, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

3. The text of the Amended and Restated Certificate of Incorporation as heretofore amended and supplemented is hereby restated and further amended to read in its entirety as follows:

ARTICLE I

The name of the corporation is Yayi International Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purposes of the Corporation are to engage in any lawful act or activities for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

The aggregate number of shares which the Corporation shall have the authority to issue is one hundred ten million (110,000,000) shares of all classes of stock, consisting of one hundred million (100,000,000) shares of common stock, par value $.001, and ten million (10,000,000) shares of preferred stock, par value $.001. The preferred stock may be issued in one or more series, and the Board of Directors of the Corporation is expressly authorized (i) to fix the descriptions, powers, preferences, rights, qualifications, limitations, and restrictions with respect to any series of preferred stock and (ii) to specify the number of shares of any series of preferred stock.

ARTICLE V

In furtherance and not in limitation of the powers conferred by statute the board of directors is expressly authorized to adopt, amend, or repeal the by-laws of the Corporation.

ARTICLE VI

Election of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

ARTICLE VII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VIII

To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director. Any repeal or modification of the provisions of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of any director existing at the time of such repeal or modification.
.

ARTICLE IX

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholders thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/ or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/ or on all the stockholders or class or stockholders of this Corporation, as the case may be, and also on this Corporation.

ARTICLE X

The Corporation hereby expressly elects that it shall not be governed by, or otherwise subject to, the provisions of Section 203 of the Delaware General Corporation Law.

4. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of sections 242 and 245 of the DGCL, and has been duly adopted by written consent of stockholders of the Corporation in accordance with the provisions of Section 228(a) of the DGCL.

 IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed.

ARDMORE HOLDING CORPORATION

By: _____________________________________
Name:
Title:

EXHIBIT B

AMENDED AND RESTATED BYLAWS

OF

ARDMORE HOLDING CORPORATION

ARTICLE I -  STOCKHOLDERS

Section 1:  Annual Meeting.

An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date and at such place within or without the state of Delaware and at such time as the Board of Directors (the “Board” or “Board of Directors”) shall each year fix provided that each successive annual meeting shall be held on a date within 13 months after the date of the preceding annual meeting.

Section 2:  Special Meetings.

Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Board of Directors, the chairman, or the chief executive officer and shall be held at such place, on such date, and at such time as they or he or she shall fix.

Section 3:  Notice of Meetings.

Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith.  At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4:  Quorum.

At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.  Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

Section 5:  Organization.

Such person as the Board of Directors may have designated or, in the absence of such a person, the chief executive officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting.  In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

Section 6:  Conduct of Business.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order.  The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 7:  Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission, email or facsimile permitted by law filed in accordance with the procedure established for the meeting.  Any copy, whether hard copy, or by email, facsimile, electronic transmission or other telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, email, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or signature page thereto.

All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken.  Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

The Board may, but need not, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The Board or any person presiding over the meeting may designate one or more persons as alternate inspectors to replace any inspector who fails to act or to assist the inspector.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.  Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8:  Stock List.

A complete list of stockholders of record entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this Section.

ARTICLE II -  BOARD OF DIRECTORS

Section 1:  Number and Term of Office.

The number of directors who shall constitute the whole Board shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be three (3).  Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.

Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified.  Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

Section 2:  Vacancies.

If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified.

Section 3:  Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors.  A notice of each regular meeting shall not be required.

Section 4:  Special Meetings.

Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the chief executive officer or chairman and shall be held at such place, on such date, and at such time as they or he or she shall fix.  Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile or email or similar electronic transmission of the same not less than twenty-four (24) hours before the meeting.  Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5:  Quorum.

At any meeting of the Board of Directors, a majority of the total number of the whole Board shall constitute a quorum for all purposes.  If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6:  Participation in Meetings by Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7:  Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.  Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing (by electronic transmission, copy or otherwise), and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

Section 8:  Powers.

The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

(1) To declare dividends from time to time in accordance with law;

(2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

(3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

(4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

(5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees, consultants and agents;

(6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;
(7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees, consultants and agents of the Corporation and its subsidiaries as it may determine;

(8) To adopt from time to time regulations, not inconsistent with these By-laws, for the management of the Corporation’s business and affairs; and

(9) To transact any other business or activity, or take any other action as approved by the Board.

Section 9:  Compensation of Directors.

Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

ARTICLE III -  COMMITTEES

Section 1:  Committees of the Board of Directors.

The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate permanent or ad-hoc committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee.  The Board may also approve or amend from time to time, one or more committee charters, by laws or similar rules governing the conduct, make-up, power, capacity and authority of such committee(s).  Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide.  In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2:  Conduct of Business.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law.  Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.  Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

ARTICLE IV -  OFFICERS

Section 1:  Generally.

The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Treasurer, a Chairman, a Chief Financial Officer, a Chief Executive Officer and such other officers as may from time to time be appointed by the Board of Directors.  Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders.  Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any number of offices may be held by the same person.

Section 2:  President.

The President may also be the chief executive officer of the Corporation or such office may be held by separate persons.  Subject to the provisions of these By-laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors.  He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

Section 3:  Vice President.

Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors.  One (1) Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.

Section 4:  Treasurer.

The Treasurer may also be the Chief Financial Officer of the Corporation or such office may be held by separate persons. The Treasurer shall have the responsibility for maintaining the financial records of the Corporation.  He or she shall make or authorize or implement such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation.  The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 5:  Secretary.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors.  He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 6:  Chairman.

The Chairman of the Board shall be appointed by the Board.  The Chairman need not be an executive officer but shall only be appointed from the existing Board members.  The Chairman shall have the non exclusive right and responsibility to preside over Board meetings.  The Chairman shall also have such other rights, privileges, powers and authority as conferred upon him by the Board or these By-laws from time to time.

Section 7:  Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 8:  Removal.

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 9:  Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE V -  STOCK

Section 1:  Certificates of Stock.

Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her.  Any or all of the signatures on the certificate may be by facsimile.

Section 2:  Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation.  Except where a certificate is issued in accordance with Section 4 of Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.  Additionally, and without limitation, the Corporation may, by resolution of the Board, take any and all action, as may be necessary to make such shares eligible for trading via a direct registration system operated by a securities depository, including, without limitation, by authorizing uncertificated or electronic shares subject to the Delaware General Corporation Law.

Section 3:  Record Date.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten (10) days after the date upon which the resolution fixing the record date is adopted.  If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Article I, Section 9 hereof.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action by written consent of the stockholders, the record date for determining stockholders entitled to consent to corporate action in writing shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 4:  Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5:  Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI -  NOTICES

Section 1:  Notices.

Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram or mailgram.  Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation.  The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram, shall be the time of the giving of the notice.

Section 2:  Waivers.

A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent.  Neither the business nor the purpose of any meeting need be specified in such a waiver.

ARTICLE VII -  MISCELLANEOUS

Section 1:  Facsimile Signatures.

In addition to the provisions for use of facsimile or emailed or electronic  signatures elsewhere specifically authorized in these By-laws, facsimile, email or electronic signatures of any Board member, officer or officers or shareholders of the Corporation may be relied upon whenever such action (or the signing of any document) is authorized by the Board of Directors or a committee thereof.

Section 2:  Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary.  If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3:  Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.  For so long as the Corporation’s securities are authorized for trading on any National Securities Exchange (as defined in the Securities and Exchange Act of 1934, as amended) the Corporation shall not close its record books.

Section 4:  Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 5:  Time Periods.

In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VIII -  INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1:  Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2:  Right to Advancement of Expenses.

The right to indemnification conferred in Section 1 of this ARTICLE VIII shall include the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.  The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 3:  Right of Indemnitee to Bring Suit.

If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.  In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit.  In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Corporation.

Section 4:  Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 5:  Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6:  Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE IX -  AMENDMENTS

These By-laws may be amended, replaced or repealed by the Board of Directors at any meeting or by the stockholders at any meeting, or, in each of the foregoing cases, by written consent in lieu of a meeting of the Board of Directors or stockholders in accordance with these by-laws.

              [Date]
/s/ [Signor]
Dated: _____________________
_______________________________________
Secretary